Leases - Summary Of Expected Future Payments Relating To The Company's Lease Liabilities (Detail) - STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP [Member] - USD ($) $ in Millions	Mar. 31, 2024	Mar. 31, 2023
Lessee Operating Leases [Line Items]
2025	$ 62.9
2026	56.1
2027	49.3
2028	49.2
2029	45.4
Thereafter	220.8
Total lease payments	483.7
Less imputed interest	(109.6)
Total	$ 374.1	$ 134.1